UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2022

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

Marcellus Agreements

On January 24, 2022, Chesapeake Energy Corporation, an Oklahoma corporation (the “Registrant”), and its wholly owned subsidiary Chesapeake Appalachia, L.L.C., an Oklahoma limited liability company (“Appalachia” and together with the Registrant, the “Purchasers”) entered into a Partnership Interest Purchase Agreement (the “Chief Agreement”) with The Jan & Trevor Rees-Jones Revocable Trust, a Texas revocable trust (“Rees-Jones Trust”), Rees-Jones Family Holdings, LP, a Texas limited partnership (“Rees-Jones Holdings”), Chief E&D Participants, LP, a Texas limited partnership (“Chief Participants” and together with Rees-Jones Trust and Rees-Jones Holdings, the “Chief LPs”), and Chief E&D (GP) LLC, a Texas limited liability company (“Chief GP” and together with the Chief LPs, the “Chief Sellers”).

On January 24, 2022, Purchasers entered into Membership Interest Purchase Agreements (the “Radler / Tug Hill Agreements”) with Radler 2000 Limited Partnership, a Texas limited partnership (“R2klp”) and Tug Hill Inc., a Nevada corporation (“Thi” and together with R2klp, the “Radler / Tug Hill Sellers”). The Chief Sellers and the Radler / Tug Hill Sellers are referred to herein as the “Sellers”.

Pursuant to the Chief Agreement and the Radler / Tug Hill Agreements (the “Marcellus Agreements”), the Purchasers will acquire all of the outstanding ownership interests in certain entities which own high quality producing assets and a deep inventory of premium drilling locations in the prolific Marcellus Shale in Northeast Pennsylvania (the “Marcellus Properties”) for approximately $2.65 billion, consisting of approximately $2.0 billion in cash and $650.0 million in the Registrant’s common stock (the “Marcellus Acquisition”). The Marcellus Properties will be acquired cash and indebtedness free, effective as of January 1, 2022, and the cash portion of the purchase price is subject to customary purchase price adjustments. The Purchasers will deposit $100.0 million in escrow pending the closing of the Marcellus Acquisition.

The completion of the Marcellus Acquisition is subject to satisfaction or waiver of certain customary mutual closing conditions, including (a) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (b) the absence of any governmental order or law that makes consummation of the Marcellus Acquisition illegal or otherwise prohibited, and (c) the authorization for listing of the Registrant’s common stock to be issued in connection with the Marcellus Acquisition on the NASDAQ. The obligation of each party to consummate the Marcellus Acquisition is also conditioned upon title and environmental defects affecting the properties being below certain thresholds, the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Marcellus Agreements, and the receipt of an officer’s certificate from the other party to such effect.

The Marcellus Agreements contain customary representations and warranties of the Purchasers and Sellers relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Marcellus Agreements provide for customary pre-closing covenants of the parties, including, subject to certain exceptions, covenants relating to conducting the businesses to be sold in the ordinary course consistent with past practice and refraining from taking certain actions, excepting in each case actions expressly permitted or required by the Marcellus Agreements, required by law (including any reasonable deviations due to COVID-19) or consented to by the other party in writing. The parties also agreed to use their respective reasonable best efforts to cause the Marcellus Acquisition to be consummated and to obtain expiration or termination of the waiting period under the HSR Act, subject to certain limitations set forth in the Marcellus Agreements.

The Marcellus Agreements contain termination rights for each party, including, among others, in the event that the consummation of the transactions do not occur on or before April 8, 2022 (the “Outside Date”). The Outside Date may, under certain circumstances, be extended to April 24, 2022 if the applicable waiting period under the HSR Act has not yet expired. Upon termination of the Marcellus Agreements under specified circumstances, the Sellers would be entitled to retain the $100 million deposit given by the Purchasers.

The Marcellus Agreements have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Registrant. The representations, warranties and covenants contained in the Marcellus Agreements were made only for purposes of the Marcellus Agreements as of the dates specified therein, were solely for the benefit of the parties to the Marcellus Agreements, may be subject to limitations agreed upon by the contracting parties, and may be qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Marcellus Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Marcellus Agreements and, therefore, should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Marcellus Agreements, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

Registration Rights Agreement

Upon the closings under the Marcellus Agreements, the Registrant and R2KLP and the Chief Sellers will enter into registration rights agreements (the “Registration Rights Agreements”). Pursuant to the Registration Rights Agreements, the Registrant will agree to file a shelf registration statement with respect to the registrable securities thereunder within fifteen days of the closing. The Registrant will thereafter be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective. At any time that the registration statement is effective, any holder signatory to the Registration Rights Agreement, subject to certain restrictions contained therein, may request to sell all or a portion of its securities that are registrable in an underwritten offering pursuant to the registration statement. In addition, the holders have certain “piggyback” registration rights with respect to registrations initiated by the Registrant. The Registrant will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement.

Pursuant to the Registration Rights Agreements, the stockholders named therein will, subject to limited exceptions, agree to a lock-up on their respective shares of common stock of the Registrant following consummation of the transactions, pursuant to which such parties will not transfer shares of common stock of the Registrant held by such parties for 90 days following the closing.

Powder River Agreement

On January 24, 2022, Chesapeake Exploration, L.L.C., an Oklahoma limited liability company (“CELLC”), Chesapeake Operating, L.L.C., an Oklahoma limited liability company (“COLLC”), Chesapeake Royalty, L.L.C., an Oklahoma limited liability company (“CRLLC”), Chesapeake AEZ Exploration, L.L.C., an Oklahoma limited liability company (“CALLC”) and Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company (“CLDC” and together with CELLC, COLLC, CRLLC and CALLC, collectively, the “Sellers”) entered into a Purchase and Sale Agreement (the “Powder River PSA”) with Continental Resources, Inc., an Oklahoma corporation (the “Continental”), pursuant to which the Sellers agreed to sell (the “Powder River Disposition”) the Registrant’s Powder River Basin assets to Continental for approximately $450.0 million in cash (the “Powder River Properties”). The purchase price is subject to customary purchase price adjustments. Continental will deliver a $22.5 million deposit to Sellers at signing to be held by Sellers pending the closing of the Powder River Disposition.

The completion of the Powder River Disposition is subject to satisfaction or waiver of certain customary mutual closing conditions, including the absence of any governmental order or law that makes consummation of the Powder River Disposition illegal or otherwise prohibited. The obligation of each party to consummate the Powder River Disposition is also conditioned upon title defects and environmental defects affecting the properties being below certain thresholds, the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Powder River PSA, and the receipt of an officer’s certificate from the other party to such effect.

The Powder River PSA contains customary representations and warranties of Continental and Sellers relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Powder River PSA provides for customary pre-closing covenants of the parties, including, subject to certain exceptions, covenants relating to conducting the businesses to be sold in the ordinary course consistent with past practice and refraining from taking certain actions, excepting in each case actions expressly permitted or required by the Powder River PSA, required by law (including any reasonable deviations due to COVID-19) or consented to by the other party in writing. The parties also agreed to use their respective reasonable best efforts to cause the Powder River Disposition to be consummated.

The Powder River PSA contains termination rights for each of parties, including, among others, if the consummation of the transactions does not occur on or before April 25, 2022 (the “Outside Date”). Upon termination of the Powder River PSA under specified circumstances, the Sellers would be entitled to keep the $22.5 million deposit made by Continental.

The Powder River PSA has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Registrant. The representations, warranties and covenants contained in the Powder River PSA were made only for purposes of the Powder River PSA as of the specific dates therein, were solely for the benefit of the parties to the Powder River PSA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Powder River PSA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Powder River PSA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Powder River PSA, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

The foregoing description of the Marcellus Agreement, the Powder River PSA, and Registration Rights Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreements, which will be filed by the Registrant as exhibits to its reports filed under the Securities Exchange Act of 1934.

CAUTIONARY STATEMENTS REGARDING FORWARD LOOKING STATEMENTS

This filing contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect the Registrant’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions, including future financial and operating results, the Registrant’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transaction, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this filing will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transactions, or required governmental and regulatory approvals may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions; the risk that an event, change or other circumstances could give rise to the termination of the agreements; the risk that a condition to closing of the transactions may not be satisfied; the timing to consummate the proposed transactions; the risk that the assets and the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of the Registrant’s common stock; the risk of litigation related to the proposed transactions; the risk of any unexpected costs or expenses resulting from the proposed transactions; disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in the Registrant’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of the Registrant’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the Registrant’s; and the Registrant’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward looking statements.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. The Registrant undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 8.01 Other Events.

On January 25, 2022, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the signing of the Marcellus Agreements and the Powder River PSA.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description

99.1	Press Release dated January 25, 2022, issued by the Registrant
99.2	Investor Presentation re Chief Acquisition
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ DOMENIC J. DELL’OSSO, JR.
Domenic J. Dell’Osso, Jr.
President and Chief Executive Officer
Date:   January 25, 2022